EXHIBIT 99.2
                                 ------------

                                A Confirmation

                                                         Barclay Capital
                                                         5 The North Colonnade
                                                         Canary Wharf
                                                         London E14 4BB

                                                         Tel +44 (0)20 7623 2323



To: The Bank of New York, not individually but solely as trustee for the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-29T1 (the "Counterparty" or "Party B")

Attn:       Corporate Trust Administration
            CWALT, Series 2006-29T1

Fax No:     (212) 815-3986

From:       BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")

Date:       August 25, 2006

Reference:  1304208B/1304207B


The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement (as defined below). Terms capitalized but not defined in this Confirmation, the 2000 Definitions or the Agreement shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of August 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This

Confirmation (including the schedule hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the Trade Date we had executed an agreement in such form, but without any Schedule except for the elections made herein.
In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:


-----------------------------------------------------    --------------------------------------------------
2.                                                       TRADE DETAILS
-----------------------------------------------------    --------------------------------------------------
Notional Amount:                                         The amount set forth for such period in Schedule
                                                         A attached hereto.
-----------------------------------------------------    --------------------------------------------------
Trade Date:                                              August 25, 2006.
-----------------------------------------------------    --------------------------------------------------
Effective Date:                                          September 25, 2006.
-----------------------------------------------------    --------------------------------------------------
Termination Date:                                        February 25, 2018
-----------------------------------------------------    --------------------------------------------------
Fixed Amounts:
-----------------------------------------------------    --------------------------------------------------
         Fixed Rate Payer:                               Counterparty.

         Fixed Rate Payer Payment Date(s):               August 25, 2006; subject to adjustment in accordance
                                                         with the Following Business Day Convention.

         Fixed Amount:                                   USD346,000; provided that the payment of the Fixed
                                                         Amount to Barclays has been made on behalf of the
                                                         Counterparty by Barclays Capital Inc. from the
                                                         proceeds of the sale of the Certificates.
-----------------------------------------------------    --------------------------------------------------
Floating Amounts:                                        To be determined in accordance with the following
                                                         formula:

                                                         Greater of (i) (Floating Rate minus Cap Rate) *
                                                         Notional Amount * Floating Rate Day Count Fraction,
                                                         and (ii) zero.
-----------------------------------------------------    --------------------------------------------------
         Floating Rate Payer:                            Barclays.

         Cap Rate                                        5.45%

         Floating Rate Payer Period End                  The 25th of each month in each year

         Date(s):                                        from (and including) October 25, 2006 to (and
                                                         including) the Termination Date with no adjustment
                                                         to Period End Dates.

         Floating Rate Option.                           USD-LIBOR-BBA, provided, however, that if the
                                                         Floating Rate determined from such Floating Rate
                                                         Option for any Calculation Period is greater than
                                                         8.95% per annum for such Calculation Period, then
                                                         the Floating Rate for such Calculation Period shall
                                                         be deemed to be equal to 8.95% per annum.

         Floating Rate Day Count Fraction:               30 / 360.

         Designated Maturity:                            1 Month.
-----------------------------------------------------    --------------------------------------------------
         Reset Dates:                                    The first day of Each Calculation Period.
-----------------------------------------------------    --------------------------------------------------
         Early Payment:                                  Applicable. The Floating Rate Payer Payment Date
                                                         shall be the second Business Day prior to each
                                                         related Floating Rate Payer Period End Date.
-----------------------------------------------------    --------------------------------------------------
Business Days:                                           New York.
-----------------------------------------------------    --------------------------------------------------
-----------------------------------------------------    --------------------------------------------------
Governing Law:                                           This Transaction and this Confirmation will be
                                                         governed by and construed in accordance with the
                                                         laws of the State of New York (without reference to
                                                         choice of law doctrine except Section 5-1401 and
                                                         Section 5-1402 of the New York General Obligation
                                                         Law).
-----------------------------------------------------    --------------------------------------------------
3.                                                       ACCOUNT DETAILS
-----------------------------------------------------    --------------------------------------------------
Payments to Barclays:                                    Correspondent: BARCLAYS BANK PLC NEW YORK
                                                         FEED: 026002574
                                                         Beneficiary:  BARCLAYS SWAPS
                                                         Beneficiary Account: 050-01922-8
-----------------------------------------------------    --------------------------------------------------
Payments to Counterparty:                                The Bank of New York
                                                         New York, NY
                                                         ABA #021-000-018
                                                         GLA#111-565
-----------------------------------------------------    --------------------------------------------------

-----------------------------------------------------    --------------------------------------------------
                                                         For Further Credit: to come
                                                         Attn: Matthew J. Sabino
                                                         Tel: 212-815-6093
                                                         Fax: 212-815-3986
-----------------------------------------------------    --------------------------------------------------
4.                                                       OFFICES
-----------------------------------------------------    --------------------------------------------------
Barclays:                                                Address for Notices:
                                                         -------------------
                                                         5 The North Colonnade
                                                         Canary Wharf
                                                         E14 4 BB
                                                         Tel: 44(20) 7773 6461
                                                         Fax: 44(20) 777 36810
-----------------------------------------------------    --------------------------------------------------
Counterparty:                                            Address for Notices:
                                                         -------------------
                                                         The Bank of New York
                                                         101 Barclays Street - 8W
                                                         New York, NY 10286
                                                         Attention: Corporate Trust Administration,
                                                         CWALT, Series 2006-29T1
-----------------------------------------------------    --------------------------------------------------

5. Provisions Deemed Incorporated into this Agreement:

The following provisions i) through vii) will be deemed to be incorporated into the Agreement:

      i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

      ii)   Termination Provisions. For purposes of the Agreement:

         (a) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None;

                  and in relation to Party B for the purpose of this Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None.

         (b) "Specified Transaction" shall be inapplicable to Party A and Party B.

         (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

         (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

         (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

         (f)      The "Default Under Specified Transaction" provisions of
                  Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

         (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

         (h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

         (i) The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

         (j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

         (k) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

                  (i)  Market Quotation will apply.
                  (ii) The Second Method will apply.

         (l)      "Termination Currency" means United States Dollars.

      iii)  Tax Representations.

            Payer Tax Representations. For the purpose of Section 3(e), each of Barclays and the Counterparty makes the following representation:

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in
                  Section 4(a)(i) or 4(a)(iii) of this

                  Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            Barclays Payee Tax Representations. For the purpose of Section 3(f), Barclays makes the following representations:

                  With respect to payments made to Barclays which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

                  With respect to payments made to Barclays which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

            Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

                  Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

      iv)   Documents to be Delivered. For the purpose of Section 4(a):

         (a) Tax forms, documents or certificates to be delivered are:

----------------------------------- ------------------------------------ --------------------------------
Party required to deliver document  Form/Document/Certificate            Date by which to be delivered
----------------------------------- ------------------------------------ --------------------------------
Barclays and Counterparty           Any document required or             Promptly after the earlier
                                    reasonably requested to allow        of (i) reasonable demand by
                                    the other party to make              either party or (ii) within
                                    payments under this Agreement        30 days of the Closing Date.
                                    without any deduction or
                                    withholding for or on the
                                    account of any Tax or with such
                                    deduction or withholding at a
                                    reduced rate.
----------------------------------- ------------------------------------ --------------------------------

         (b) Other Documents to be delivered are:


----------------------------------- ------------------------------------ --------  ------------------------
Party                               Form/Document/Certificate            Date by   Covered by
----------------------------------- ------------------------------------ --------  ------------------------

-----------------------   ---------------------------------------------    ------------------   ------------------------
required to                                                                which to             Section 3(d)
deliver document                                                           be delivered         representation
-----------------------   ---------------------------------------------    ------------------   ------------------------
Barclays and the          Any documents required or reasonably requested   Closing Date.        Yes
Counterparty              by the receiving party to evidence authority
                          of the delivering party or its Credit Support
                          Provider, if any, to execute and deliver this
                          Agreement, any Confirmation, and any Credit
                          Support Documents to which it is a party, and
                          to evidence the authority of the delivering
                          party to its Credit Support Provider to
                          perform its obligations under this Agreement,
                          such Confirmation and/or Credit Support
                          Document, as the case may be.
-----------------------   ---------------------------------------------    ------------------   ------------------------
Barclays and the          A certificate of an authorized officer of the    Closing Date.        Yes
Counterparty              party, as to the incumbency and authority of
                          the respective officers of the party signing
                          this agreement, any relevant Credit Support
                          Document, or any Confirmation, as the case
                          may be.
-----------------------   ---------------------------------------------    ------------------   ------------------------

v)    Miscellaneous.

(a)   [RESERVED]

      (b)   Process Agent. For the purpose of Section 13(c):

            Barclays appoints as its Process Agent: Barclays Bank PLC, New York Branch.

            Counterparty appoints as its Process Agent: Not Applicable.

      (c) Offices. The provisions of Section 10(a) will apply to this Agreement.

      (d)   Multibranch Party. For the purpose of Section 10(c) of this
            Agreement:

                  Barclays is a Multibranch Party and may act through its London and New York offices.

            Counterparty is not a Multibranch Party.

      (e) Calculation Agent. The Calculation Agent is Barclays; provided, however, that if an Event of Default occurs with respect to Barclays, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

      (f) Credit Support Document. Not applicable for either Barclays or the Counterparty.

      (g)   Credit Support Provider.

            With respect to Barclays: Not Applicable.
            With respect to Counterparty: Not Applicable.

      (h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

      (i) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

      (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

      (k) "Affiliate" Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement.

      (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition

      vi)   Additional Representations:

            Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

            (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the
                  Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

            (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

            (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

            (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

            (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

      vii)  Other Provisions.

            (a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to
                  Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

            (b) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

            (c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

            (d) Limitation on Liability: Barclays and Counterparty agree to the following: (a) the sole recourse in respect of the obligations of Counterparty hereunder shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement),
                  (b)The Bank of New York is entering into this Agreement solely in its capacity as trustee of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement and (c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Confirmation, all such liability, if any, being expressly waived by Barclays and any person claiming by, through or under Barclays.

            (e) Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of February 16, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Barclays Bank PLC shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

                     [Rest of Page Left Intentionally Blank]

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both
(i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

-----------------------------------   ------------------------------------------
For and on behalf of                  For and on behalf of
BARCLAYS BANK PLC                     THE BANK OF NEW YORK, NOT INDIVIDUALLY
                                      BUT SOLELY AS TRUSTEE FOR THE SUPPLEMENTAL
                                      INTEREST TRUST FOR CWALT, INC. ALTERNATIVE
                                      LOAN TRUST 2006-29T1
-----------------------------------   ------------------------------------------

-----------------------------------   ------------------------------------------
Name:                                 Name:
Title:                                Title:
Date:                                 Date:

-----------------------------------   ------------------------------------------

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

Schedule A to the Confirmation dated as of August 25, 2006
Re: Reference Number 1304208B/1304207B

   Period Start Date             Period End Date             Notional Amount
       20060925                     20061025                  29,607,082.99
       20061025                     20061125                  29,164,574.88
       20061125                     20061225                  28,673,064.30
       20061225                     20070125                  28,133,278.68
       20070125                     20070225                  27,546,083.73
       20070225                     20070325                  26,912,482.28
       20070325                     20070425                  26,233,612.61
       20070425                     20070525                  25,510,746.34
       20070525                     20070625                  24,745,285.55
       20070625                     20070725                  23,938,759.57
       20070725                     20070825                  23,092,821.12
       20070825                     20070925                  22,275,260.35
       20070925                     20071025                  21,485,802.64
       20071025                     20071125                  20,724,168.47
       20071125                     20071225                  19,990,073.39
       20071225                     20080125                  19,283,228.07
       20080125                     20080225                  18,603,338.40
       20080225                     20080325                  17,950,105.42
       20080325                     20080425                  17,323,225.49
       20080425                     20080525                  16,722,390.28
       20080525                     20080625                  16,147,286.85
       20080625                     20080725                  15,597,597.73
       20080725                     20080825                  15,073,001.00
       20080825                     20080925                  14,573,170.35
       20080925                     20081025                  14,097,775.23
       20081025                     20081125                  13,646,480.88
       20081125                     20081225                  13,218,948.45
       20081225                     20090125                  12,814,835.15
       20090125                     20090225                  12,433,794.31
       20090225                     20090325                  12,061,544.11
       20090325                     20090425                  11,697,951.20
       20090425                     20090525                  11,342,884.10
       20090525                     20090625                  10,996,213.05
       20090625                     20090725                  10,657,810.12
       20090725                     20090825                  10,327,549.14
       20090825                     20090925                  10,005,305.63
       20090925                     20091025                   9,690,956.85
       20091025                     20091125                   9,384,381.75
       20091125                     20091225                   9,085,460.91
       20091225                     20100125                   8,794,076.57
       20100125                     20100225                   8,510,112.59
       20100225                     20100325                   8,233,454.44

       20100325                     20100425                   7,963,989.14
       20100425                     20100525                   7,701,605.28
       20100525                     20100625                   7,446,192.98
       20100625                     20100725                   7,197,643.89
       20100725                     20100825                   6,955,851.14
       20100825                     20100925                   6,720,709.33
       20100925                     20101025                   6,492,114.55
       20101025                     20101125                   6,269,964.26
       20101125                     20101225                   6,054,157.41
       20101225                     20110125                   5,844,594.30
       20110125                     20110225                   5,641,176.64
       20110225                     20110325                   5,443,807.47
       20110325                     20110425                   5,252,391.20
       20110425                     20110525                   5,066,833.57
       20110525                     20110625                   4,887,041.59
       20110625                     20110725                   4,712,923.60
       20110725                     20110825                   4,544,389.21
       20110825                     20110925                   4,381,349.26
       20110925                     20111025                   4,258,066.17
       20111025                     20111125                   4,139,882.10
       20111125                     20111225                   4,026,712.37
       20111225                     20120125                   3,918,473.47
       20120125                     20120225                   3,815,083.08
       20120225                     20120325                   3,716,460.03
       20120325                     20120425                   3,622,524.28
       20120425                     20120525                   3,533,196.93
       20120525                     20120625                   3,448,400.19
       20120625                     20120725                   3,368,057.36
       20120725                     20120825                   3,292,092.82
       20120825                     20120925                   3,220,432.02
       20120925                     20121025                   3,163,171.43
       20121025                     20121125                   3,109,911.22
       20121125                     20121225                   3,060,581.06
       20121225                     20130125                   3,015,111.67
       20130125                     20130225                   2,973,434.73
       20130225                     20130325                   2,935,482.94
       20130325                     20130425                   2,901,189.90
       20130425                     20130525                   2,870,490.21
       20130525                     20130625                   2,843,319.39
       20130625                     20130725                   2,819,613.90
       20130725                     20130825                   2,799,311.08
       20130825                     20130925                   2,782,349.20
       20130925                     20131025                   2,782,349.20
       20131025                     20131125                   2,782,349.20
       20131125                     20131225                   2,782,349.20
       20131225                     20140125                   2,782,349.20

       20140125                     20140225                   2,782,349.20
       20140225                     20140325                   2,782,349.20
       20140325                     20140425                   2,782,349.20
       20140425                     20140525                   2,782,349.20
       20140525                     20140625                   2,782,349.20
       20140625                     20140725                   2,782,349.20
       20140725                     20140825                   2,782,349.20
       20140825                     20140925                   2,782,349.20
       20140925                     20141025                   2,782,349.20
       20141025                     20141125                   2,782,349.20
       20141125                     20141225                   2,782,349.20
       20141225                     20150125                   2,782,349.20
       20150125                     20150225                   2,782,349.20
       20150225                     20150325                   2,782,349.20
       20150325                     20150425                   2,782,349.20
       20150425                     20150525                   2,782,349.20
       20150525                     20150625                   2,782,349.20
       20150625                     20150725                   2,782,349.20
       20150725                     20150825                   2,782,349.20
       20150825                     20150925                   2,782,349.20
       20150925                     20151025                   2,782,349.20
       20151025                     20151125                   2,782,349.20
       20151125                     20151225                   2,782,349.20
       20151225                     20160125                   2,782,349.20
       20160125                     20160225                   2,782,349.20
       20160225                     20160325                   2,782,349.20
       20160325                     20160425                   2,782,349.20
       20160425                     20160525                   2,765,379.46
       20160525                     20160625                   2,623,945.40
       20160625                     20160725                   2,484,417.03
       20160725                     20160825                   2,346,769.22
       20160825                     20160925                   2,204,231.46
       20160925                     20161025                   2,063,660.33
       20161025                     20161125                   1,925,029.57
       20161125                     20161225                   1,788,313.25
       20161225                     20170125                   1,653,485.81
       20170125                     20170225                   1,520,521.98
       20170225                     20170325                   1,389,396.87
       20170325                     20170425                   1,260,085.88
       20170425                     20170525                   1,132,564.75
       20170525                     20170625                   1,006,809.55
       20170625                     20170725                    882,796.64
       20170725                     20170825                    760,502.70
       20170825                     20170925                    639,904.73
       20170925                     20171025                    520,980.02
       20171025                     20171125                    403,706.15

       20171125                     20171225                    288,061.02
       20171225                     20180125                    174,022.79
       20180125                     20180225                    61,569.94
       20180225                                                     0


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